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                                  EXHIBIT 23.1
         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS.



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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 16, 1998 incorporated by reference in QuadraMed Corporation's Form 10-K/A for the year December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8.

                                                   /s/ Arthur Andersen LLP
                                                   ARTHUR ANDERSEN LLP

San Jose, California
June 2, 1998